EXECUTION VERSION

FIRST AMENDMENT
FIRST AMENDMENT, dated as of March 20, 2018 (this “Amendment”), to the ABL Credit Agreement, dated as of February 28, 2018 (the “Existing Credit Agreement”; and as amended by this Amendment, the “Credit Agreement”), among GENERAL NUTRITION CENTERS, INC., a Delaware corporation (the “ABL Administrative Borrower”), each other Borrower (as defined therein) from time to time party thereto, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent.
W I T N E S S E T H:
WHEREAS, the Borrowers, the Lenders, the Administrative Agent and certain other financial institutions are parties to the Existing Credit Agreement;
WHEREAS, the ABL Administrative Borrower and the Administrative Agent have identified an ambiguity, omission, mistake, error, defect or inconsistency in Section 9.4(b) of the Existing Credit Agreement; and
WHEREAS, pursuant to Section 9.2(c) of the Existing Credit Agreement, the parties hereto hereby agree to amend the Existing Credit Agreement as set forth herein, subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:
1.Defined Terms. Unless otherwise defined herein or the context otherwise requires, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.
2.    Notice. Pursuant to Section 9.2(c) of the Existing Credit Agreement, the ABL Administrative Borrower and the Administrative Agent hereby provide notice to the Lenders that Section 9.4(b) of the Existing Credit Agreement is hereby amended in order to cure an ambiguity, omission, mistake, error, defect or inconsistency in the Existing Credit Agreement, and such amendment shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders on or prior to the fifth Business Day after the first date a final draft of this Amendment was posted or otherwise provided for review by the Lenders, which posting date was March 12, 2018. In accordance with the foregoing, the Existing Credit Agreement is amended as set forth in Section 3 below.
3.    Amendments. Effective as of the First Amendment Effective Date (as defined below), Section 9.4(b) of the Existing Credit Agreement is hereby amended as follows:
(a)     by inserting “; provided that no consent of any Issuing Bank shall be required for an assignment of all or any portion of a FILO Term Loan” immediately following “each Issuing Bank” in clause (C) thereof; and

(b)     by inserting “; provided that no consent of the Swingline Lender shall be required for an assignment of all or any portion of a FILO Term Loan” immediately following “the Swingline Lender” in clause (D) thereof.
4.    Effectiveness. This Amendment shall become effective on the date (the “First Amendment Effective Date”) on which:
(a)    The Administrative Agent shall have received this Amendment executed and delivered by the ABL Administrative Borrower and the Administrative Agent.
(b)     The Administrative Agent shall not have received a written objection to this Amendment from the Required Lenders on or prior to the fifth Business Day after the first date a final draft of this Amendment was posted or otherwise provided for review by the Lenders, which posting date was March 12, 2018.
5.    Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment or waiver of any provision of the Existing Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrowers that would require a waiver or consent of the Lenders and the Administrative Agent. Except as expressly amended hereby, the provisions of the Existing Credit Agreement are and shall remain in full force and effect.
6.    Loan Document. Each of this Amendment and the Credit Agreement is a Loan Document.
7. GOVERNING LAW; WAIVER OF JURY TRIAL; MISCELLANEOUS.
(a) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
(b) EACH PARTY HERETO HEREBY AGREES TO THE TERMS SET FORTH IN SECTIONS 9.9 AND 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN MUTATIS MUTANDIS.
(c) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Credit Agreement.
(d) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile or electronic transmission of the relevant signature pages hereof.

8.    Severability. If any provision of this Amendment shall be determined to be illegal or invalid as to one or more of the parties hereto, then such provision shall remain in effect with respect to all parties, if any, as to whom such provision is neither illegal nor invalid, and in any event all other provisions hereof shall remain effective and binding on the parties hereto.
9.    Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.
GENERAL NUTRITION CENTERS, INC., as ABL Administrative Borrower
By:     /s/ Amy N. Davis
Name:     Amy N. Davis
Title:    Vice President, Corporate Controller and Treasurer

[Signature Page to First Amendment to GNC ABL Credit Agreement]

JPMORGAN CHASE BANK, N.A., as
Administrative Agent
By: /s/ James A. Knight
Name:    James A. Knight
Title:    Executive Director

[Signature Page to First Amendment to GNC ABL Credit Agreement]